GMAC RFC (GRAPHIC OMITTED)

ACCREDITED HOME LENDERS (GRAPHIC OMITTED)

New Issue Computational Materials

Part II of II

$488,750,000 (Approximate)

RASC Series 2005-AHL3 Trust

Issuer

Accredited Corporation

Originator

Residential Asset Securities Corporation

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-AHL3

November 2, 2005

GMAC RFC SECURITIES (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$503,093,191.55	$29,734.57	$999,452.63
Number of Mortgage Loans	2,226

Average Current Principal Balance	$226,007.72
Weighted Average Original Loan-to-Value	79.87%	8.00%	95.00%
Weighted Average Mortgage Rate	7.59%	5.25%	13.49%
Weighted Average Net Mortgage Rate	7.13%	4.90%	13.07%
Weighted Average Note Margin	6.08%	2.93%	12.49%
Weighted Average Maximum Mortgage Rate	14.66%	12.25%	20.49%
Weighted Average Minimum Mortgage Rate	7.64%	5.25%	13.49%
Weighted Average Term to Next Rate Adjustment Date (months)	23	3	58
Weighted Average Remaining Term to Stated Maturity (months)	357	118	359
Weighted Average Credit Score	627	480	807

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	83.61%
	Fixed	16.39%

Lien	First	100.00%
	Second	0.00%

Property Type	Single-family detached	60.49%
	Townhouse	1.83%
	Condo-Low-Rise(Less than 5 stories)	6.56%
	Condo High-Rise (9 stories or more)	0.31%
	Planned Unit Developments (detached)	12.21%
	Planned Unit Developments (attached)	1.82%
	Two-to-four family units	16.78%

Occupancy Status	Primary Residence	91.46%
	Second/Vacation	1.11%
	Non Owner Occupied	7.43%

Documentation Type	Full Documentation	38.22%
	Reduced Documentation	61.78%

Loans with Prepayment penalties		80.51%

Interest Only Percentage		14.34%

Loans serviced by Homecomings		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2 Year Hybrid	1,091	$ 258,487,642	51.38%	$ 236,927	630	79.92%
2 Year Hybrid 40/30 Balloon	519	138,547,460	27.54	266,951	614	80.80
3 Year Hybrid	70	12,146,071	2.41	173,515	625	82.30
3 Year Hybrid 40/30 Balloon	25	4,348,006	0.86	173,920	574	87.19
5 Year Hybrid	26	4,602,694	0.91	177,027	670	82.09
5 Year Hybrid 40/30 Balloon	10	2,490,005	0.49	249,001	643	86.66
Fixed Rate Mortgage	439	71,822,005	14.28	163,604	640	76.69
Fixed Rate Mortgage 40/30 Balloon	46	10,649,308	2.12	231,507	623	79.65
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
Less than 500	4	$ 719,824	0.14%	$ 179,956	72.03%
500 - 519	140	20,319,412	4.04	145,139	76.75
520 - 539	225	41,536,995	8.26	184,609	78.26
540 - 559	182	36,942,879	7.34	202,983	79.02
560 - 579	199	39,601,535	7.87	199,003	82.11
580 - 599	198	43,161,904	8.58	217,989	79.77
600 - 619	191	43,538,227	8.65	227,949	78.59
620 - 639	273	62,370,550	12.40	228,464	80.20
640 - 659	199	50,229,044	9.98	252,407	79.80
660 - 679	200	49,095,169	9.76	245,476	80.86
680 - 699	143	38,299,082	7.61	267,826	79.66
700 - 719	107	29,585,373	5.88	276,499	80.93
720 - 739	63	18,417,075	3.66	292,335	81.39
740 - 759	56	16,354,052	3.25	292,037	80.09
760 or Greater	45	12,879,711	2.56	286,216	81.20
Subtotal:	2,225	$ 503,050,832	99.99%	$ 226,090	79.87%
Not Available	1	42,360	0.01	42,360	80.00
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	79.87%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 627

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	398	$ 28,757,342	5.72%	$ 72,255	598	78.00%
100,001 to 200,000	783	114,566,778	22.77	146,318	604	79.83
200,001 to 300,000	471	116,509,925	23.16	247,367	624	80.27
300,001 to 400,000	298	103,022,375	20.48	345,713	635	80.24
400,001 to 500,000	160	72,000,690	14.31	450,004	647	80.25
500,001 to 600,000	81	44,137,204	8.77	544,904	657	79.11
600,001 to 700,000	25	16,128,981	3.21	645,159	635	78.87
700,001 to 800,000	7	5,164,544	1.03	737,792	632	77.52
800,001 to 900,000	1	854,556	0.17	854,556	674	90.00
900,001 to 1,000,000	2	1,950,797	0.39	975,399	572	79.49
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $226,008

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	3	$ 969,989	0.19%	$ 323,330	703	80.00%
5.000 - 5.499	21	7,141,269	1.42	340,060	706	72.43
5.500 - 5.999	107	32,385,610	6.44	302,669	688	75.87
6.000 - 6.499	289	82,164,991	16.33	284,308	670	78.87
6.500 - 6.999	447	113,136,193	22.49	253,101	643	78.23
7.000 - 7.499	515	116,304,705	23.12	225,834	612	80.86
7.500 - 7.999	373	71,929,159	14.30	192,840	598	81.66
8.000 - 8.499	305	53,996,775	10.73	177,039	575	81.94
8.500 - 8.999	99	15,312,009	3.04	154,667	579	83.15
9.000 - 9.499	51	8,037,291	1.60	157,594	554	83.66
9.500 - 9.999	9	1,250,178	0.25	138,909	577	88.31
10.000 - 10.499	4	249,097	0.05	62,274	589	90.35
11.000 - 11.499	1	36,114	0.01	36,114	514	85.00
12.500 - 12.999	1	31,842	0.01	31,842	585	65.00
13.000 - 13.499	1	147,970	0.03	147,970	587	80.00
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 7.1259% per annum.

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	7	$ 2,180,072	0.43%	$ 311,439	704	76.19%
5.500 - 5.999	46	14,835,387	2.95	322,508	698	73.10
6.000 - 6.499	105	30,793,090	6.12	293,268	684	77.69
6.500 - 6.999	415	113,314,185	22.52	273,046	669	78.80
7.000 - 7.499	308	76,094,793	15.13	247,061	636	78.69
7.500 - 7.999	592	131,813,328	26.20	222,658	613	80.75
8.000 - 8.499	256	48,933,296	9.73	191,146	594	81.50
8.500 - 8.999	347	62,657,677	12.45	180,570	570	81.65
9.000 - 9.499	71	11,364,335	2.26	160,061	571	83.00
9.500 - 9.999	65	9,840,272	1.96	151,389	550	83.46
10.000 - 10.499	7	801,733	0.16	114,533	557	87.77
10.500 - 10.999	4	249,097	0.05	62,274	589	90.35
11.500 - 11.999	1	36,114	0.01	36,114	514	85.00
13.000 - 13.499	2	179,812	0.04	89,906	587	77.34
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 7.5900% per annum.

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	71	$ 10,752,276	2.14%	$ 151,441	597
50.01 - 55.00	24	4,905,442	0.98	204,393	624
55.01 - 60.00	45	9,481,664	1.88	210,704	586
60.01 - 65.00	66	14,900,984	2.96	225,772	597
65.01 - 70.00	92	18,657,713	3.71	202,801	589
70.01 - 75.00	138	28,450,955	5.66	206,166	592
75.01 - 80.00	984	252,287,717	50.15	256,390	650
80.01 - 85.00	338	68,078,045	13.53	201,414	597
85.01 - 90.00	335	71,233,749	14.16	212,638	606
90.01 - 95.00	133	24,344,647	4.84	183,042	645
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 79.87%

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	344	$ 117,868,048	23.43%	$ 342,640	645	78.18%
Florida	222	42,823,779	8.51	192,900	620	80.36
New York	231	70,593,213	14.03	305,598	644	77.77
Texas	77	9,000,161	1.79	116,885	600	78.38
New Jersey	107	30,721,271	6.11	287,115	650	81.09
Georgia	73	11,116,085	2.21	152,275	595	82.54
Virginia	61	14,901,343	2.96	244,284	626	78.47
Alabama	68	7,158,299	1.42	105,269	598	83.25
Arkansas	8	878,167	0.17	109,771	581	88.32
Arizona	79	17,617,810	3.50	223,010	585	77.87
Colorado	38	7,690,153	1.53	202,372	641	84.33
Connecticut	47	9,900,635	1.97	210,652	607	77.54
District of Columbia	3	1,447,415	0.29	482,472	584	81.81
Delaware	6	776,508	0.15	129,418	563	80.15
Hawaii	8	2,186,396	0.43	273,300	640	74.81
Idaho	6	745,942	0.15	124,324	607	82.90
Illinois	153	30,637,360	6.09	200,244	616	82.19
Indiana	47	6,031,935	1.20	128,339	587	83.51
Kentucky	16	1,678,125	0.33	104,883	591	86.26
Louisiana	10	1,528,465	0.30	152,847	602	84.76
Massachusetts	46	13,285,710	2.64	288,820	633	79.41
Maryland	59	16,316,496	3.24	276,551	613	79.37
Maine	6	982,518	0.20	163,753	602	74.30
Michigan	45	6,673,620	1.33	148,303	582	82.83
Minnesota	20	4,221,539	0.84	211,077	599	78.91
Missouri	38	6,960,455	1.38	183,170	614	83.35
Mississippi	1	115,473	0.02	115,473	501	85.00
Montana	1	134,902	0.03	134,902	623	80.00
North Carolina	17	2,401,138	0.48	141,243	562	78.88
Nebraska	4	438,240	0.09	109,560	670	80.34
New Hampshire	10	2,187,091	0.43	218,709	622	76.38
New Mexico	24	3,608,654	0.72	150,361	631	83.71
Nevada	46	10,866,440	2.16	236,227	635	77.79
Ohio	61	10,034,564	1.99	164,501	601	85.08
Oklahoma	16	988,869	0.20	61,804	578	84.49
Oregon	32	6,063,054	1.21	189,470	638	82.37
Pennsylvania	52	8,538,345	1.70	164,199	606	83.66
Rhode Island	12	2,673,448	0.53	222,787	641	82.29
South Carolina	8	1,475,965	0.29	184,496	625	82.50
Tennessee	24	2,063,827	0.41	85,993	572	84.24
Utah	19	3,446,706	0.69	181,406	664	83.93
Vermont	5	682,121	0.14	136,424	651	76.31
Washington	41	8,993,462	1.79	219,353	608	82.44
Wisconsin	9	1,085,544	0.22	120,616	553	83.59
Iowa	12	1,654,310	0.33	137,859	624	84.12
Kansas	12	1,705,890	0.34	142,157	608	83.37
South Dakota	2	193,702	0.04	96,851	518	88.53
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	901	$ 218,035,335	43.34%	$ 241,993	660	81.16%
Rate/Term Refinance	37	8,259,319	1.64	223,225	622	80.42
Equity Refinance	1,288	276,798,538	55.02	214,906	601	78.83
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	995	$ 192,295,702	38.22%	$ 193,262	599	81.86%
Reduced Documentation	1,231	310,797,490	61.78	252,476	644	78.63
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	2,002	$ 460,124,621	91.46%	$ 229,832	622	79.74%
Second/Vacation	23	5,587,060	1.11	242,916	665	82.71
Non-Owner Occupied	201	37,381,510	7.43	185,978	682	81.07
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,467	$ 304,304,778	60.49%	$ 207,433	617	79.91%
Townhouse	53	9,216,758	1.83	173,901	631	80.44
Condo-Low-Rise(Less than 5 stories)	164	33,021,722	6.56	201,352	648	80.83
Condo High-Rise (9 stories or more)	5	1,545,056	0.31	309,011	634	83.20
Planned Unit Developments (detached)	219	61,450,804	12.21	280,597	621	80.12
Planned Unit Developments (attached)	43	9,132,611	1.82	212,386	624	80.54
Two-to-four family units	275	84,421,462	16.78	306,987	659	78.98
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,210	$ 288,763,372	57.40%	$ 238,647	662	80.07%
AX	213	64,298,084	12.78	301,869	651	80.76
AM	197	39,162,889	7.78	198,796	575	81.87
B	172	35,989,308	7.15	209,240	555	80.10
C	236	41,441,957	8.24	175,602	530	79.08
CM	198	33,437,581	6.65	168,877	529	74.80
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Month	335	$ 98,061,266	19.49%	$ 292,720	643	79.03%
24 Month	742	183,016,276	36.38	246,653	625	79.95
36 Month	281	55,228,468	10.98	196,543	625	79.39
60 Month	321	53,481,142	10.63	166,608	619	80.80
Other	62	15,257,189	3.03	246,084	615	79.74
None	485	98,048,851	19.49	202,163	621	80.33
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

"Other" means not 12 months, 24 months, 36 months, 60 months, and not more than 60 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
None	2,014	$ 430,973,363	85.66%	$ 213,989	617	79.87%
24 Month	2	650,720	0.13	325,360	655	80.00
60 Month	210	71,469,109	14.21	340,329	684	79.87
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	485	$ 82,471,313	16.39%	$ 170,044	638	77.08%
2.500 - 2.999	1	280,000	0.06	280,000	745	80.00
3.000 - 3.499	2	339,087	0.07	169,544	629	83.05
3.500 - 3.999	70	15,004,397	2.98	214,349	625	81.67
4.000 - 4.499	45	10,540,602	2.10	234,236	652	80.08
4.500 - 4.999	60	18,292,022	3.64	304,867	685	79.15
5.000 - 5.499	298	90,403,021	17.97	303,366	671	79.51
5.500 - 5.999	223	59,584,658	11.84	267,196	638	79.10
6.000 - 6.499	409	100,139,574	19.90	244,840	615	80.36
6.500 - 6.999	237	50,479,721	10.03	212,995	597	81.83
7.000 - 7.499	249	49,599,324	9.86	199,194	572	81.57
7.500 - 7.999	83	15,425,548	3.07	185,850	577	81.23
8.000 - 8.499	52	8,989,992	1.79	172,884	556	82.94
8.500 - 8.999	9	1,217,807	0.24	135,312	537	85.72
9.000 - 9.499	1	128,216	0.03	128,216	563	95.00
10.000 - 10.499	1	49,940	0.01	49,940	509	90.00
12.000 - 12.499	1	147,970	0.03	147,970	587	80.00
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 6.0816% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	485	$ 82,471,313	16.39%	$ 170,044	638	77.08%
12.000 - 12.999	21	6,647,054	1.32	316,526	684	78.17
13.000 - 13.999	394	115,414,239	22.94	292,930	673	79.40
14.000 - 14.999	741	181,634,639	36.10	245,121	623	80.25
15.000 - 15.999	467	95,962,986	19.07	205,488	580	81.60
16.000 - 16.999	105	19,025,558	3.78	181,196	564	82.85
17.000 - 17.999	8	1,098,790	0.22	137,349	569	87.19
18.000 - 18.999	1	344,885	0.07	344,885	505	77.00
19.000 - 19.999	3	345,758	0.07	115,253	548	70.67
20.000 - 20.999	1	147,970	0.03	147,970	587	80.00
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 14.6552% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	485	$ 82,471,313	16.39%	$ 170,044	638	77.08%
5.000 - 5.999	20	6,107,485	1.21	305,374	687	78.01
6.000 - 6.999	396	116,173,628	23.09	293,368	673	79.40
7.000 - 7.999	745	182,325,283	36.24	244,732	622	80.22
8.000 - 8.999	469	96,472,261	19.18	205,698	580	81.59
9.000 - 9.999	103	18,516,283	3.68	179,770	561	82.91
10.000 - 10.999	7	878,970	0.17	125,567	560	88.99
13.000 - 13.999	1	147,970	0.03	147,970	587	80.00
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 7.6444% per annum

Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	485	$ 82,471,313	16.39%	$ 170,044	638	77.08%
February 2006	1	539,570	0.11	539,570	655	80.00
April 2007	1	135,271	0.03	135,271	583	70.00
May 2007	3	322,263	0.06	107,421	581	81.78
June 2007	9	1,682,855	0.33	186,984	616	84.05
July 2007	18	3,667,974	0.73	203,776	597	80.43
August 2007	207	49,520,227	9.84	239,228	622	80.62
September 2007	1,370	341,114,543	67.80	248,989	625	80.15
October 2007	1	52,400	0.01	52,400	594	80.00
June 2008	1	87,743	0.02	87,743	612	80.00
July 2008	2	557,728	0.11	278,864	722	80.00
August 2008	13	1,659,962	0.33	127,689	586	88.43
September 2008	79	14,188,644	2.82	179,603	610	83.19
May 2010	1	118,653	0.02	118,653	597	85.00
July 2010	3	465,949	0.09	155,316	673	84.78
August 2010	14	2,966,738	0.59	211,910	670	82.84
September 2010	18	3,541,360	0.70	196,742	652	84.22
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 23

Back-End Debt to Income Ratio of the Aggregate Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	42	$ 6,475,795	1.29%	$ 154,186	633	78.31%
20.01 - 25.00	54	7,821,718	1.55	144,847	618	78.33
25.01 - 30.00	117	17,766,723	3.53	151,852	609	80.02
30.01 - 35.00	178	28,631,517	5.69	160,851	615	79.37
35.01 - 40.00	298	65,581,394	13.04	220,072	633	79.08
40.01 - 45.00	1,097	275,144,706	54.69	250,816	635	79.30
45.01 - 50.00	371	84,673,681	16.83	228,231	604	82.22
50.01 - 55.00	68	16,583,801	3.30	243,879	632	82.21
55.01 - 60.00	1	413,858	0.08	413,858	543	90.00
Total:	2,226	$ 503,093,192	100.00%	$ 226,008	627	79.87%

As of the cutoff date, the weighted average debt to income ratio of the mortgage loans was 42.39%